UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2011 (June 17, 2011)

TITAN ENERGY WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-26139	26-0063012
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

55820 Grand River Avenue, Suite 100
New Hudson, MI 48165-8713
 (Address of principal executive offices, including zip code)

(248) 446-8557
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1	BUSINESS AND OPERATIONS

Item 1.01.	Entry Into a Material Definitive Agreement

On June 17, 2011, Grove Power, Inc. and Stellar Energy Services, Inc., (the “Subsidiaries”) both wholly-owned subsidiaries of Titan Energy Worldwide, Inc. (the “Company”) entered into Factoring and Security Agreements (the “Agreements”) with Harborcove Fund I, LP, a New York-based commercial finance company.  Pursuant to the Agreements, which are attached as Exhibits 99.1 and 99.2, respectively, the Subsidiaries shall factor their receivables on terms disclosed therein.

The Company believes that entry into the Agreements will improve its overall liquidity position, and those of the Subsidiaries, going forward.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

No.	Description

99.1	Factoring and Security Agreement between Grove Power, Inc. and Harborcove Fund I, LP

99.2	Factoring and Security Agreement between Stellar Energy Services, Inc. and Harborcove Fund I, LP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: June 23, 2011	TITAN ENERGY WORLDWIDE, INC.

	By:	/s/ Jeffrey Flannery
Jeffrey Flannery
Chairman and CEO

EXHIBIT INDEX

No.	Description
99.1	Factoring and Security Agreement between Grove Power, Inc. and Harborcove Fund I, LP

99.2	Factoring and Security Agreement between Stellar Energy Services, Inc. and Harborcove Fund I, LP